UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of

earliest event reported):

January 12, 2005

World Omni Auto Receivables LLC

(Exact name of registrant and originator of the Trust as specified in its charter)

WORLD OMNI AUTO RECEIVABLES TRUST 2005-A

(Issuer with respect to the Notes)

Delaware

(State or other jurisdiction of incorporation)

333-100621-03

(Commission File Number)

52-2184798

(IRS Employer Identification No.)

WORLD OMNI AUTO RECEIVABLES LLC

190 Jim Moran Boulevard

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including zip Code)

Registrant’s telephone number, including area code: (954) 429-2000

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits: See attached Exhibit 20

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO RECEIVABLES LLC
(Registrant)

Dated: February 22, 2005	By:	/s/ Victor A. De Jesus
Victor A. De Jesus, Vice President and Chief Financial Officer
World Omni Financial Corp.
(Duly authorized Officer of the Servicer on behalf of the Trust)